Exhibit 10.15

Execution Version

FOURTH SUPPLEMENTAL INDENTURE

Fourth Supplemental Indenture (this “Supplemental Indenture”), dated as of April 30, 2019, among Johnson Controls Advanced Power Solutions, LLC, Johnson Controls APS Production, Inc., Johnson Controls Battery Components, Inc., Johnson Controls Battery Group, LLC, Johnson Controls Mexico PS Holding LLC and Panther US BidCo LLC (each a “Guaranteeing Subsidiary” and, collectively, the “Guaranteeing Subsidiaries”), each a Delaware limited liability company, Delaware corporation or an Ontario limited partnership and each a subsidiary of Panther BF Aggregator 2 LP, an Ontario limited partnership (the “Issuer”), and Citibank, N.A., a national banking association, as trustee (the “Trustee”) and Notes Collateral Agent.

W I T N E S S E T H

WHEREAS, the Issuer, Panther Finance Company, Inc. (the “Co-Issuer”), Clarios Power Solutions Holdings LP (f/k/a Panther BF Aggregator 1 LP) (“Holdings”) and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of April 1, 2019, providing for (i) the issuance of $1,000,000,000 aggregate principal amount of 6.250% Senior Secured Notes due 2026 (the “Dollar Notes”) and (ii) the issuance of €700,000,000 aggregate principal amount of 4.375% Senior Secured Notes due 2026 (the “Euro Notes” and together with the Dollar Notes, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Notes Collateral Agent are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Agreement to Guarantee. Each Guaranteeing Subsidiary acknowledges that it has received and reviewed a copy of the Indenture and all other documents it deems necessary to review in order to enter into this Supplemental Indenture, and acknowledges and agrees to (i) join and become a party to the Indenture as indicated by its signature below; (ii) be bound by the Indenture, as of the date hereof, as if made by, and with respect to, each signatory hereto; and (iii) perform all obligations and duties required of a Guarantor pursuant to the Indenture. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and

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subject to the conditions set forth in the Indenture, including, but not limited to, Article 10 thereof.

(3) Execution and Delivery. Each Guaranteeing Subsidiary agrees that the Guarantee shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

(4) No Recourse Against Others. No past, present or future director, manager, officer, employee, incorporator, member, partner or direct or indirect equityholder of the Issuer, Holdings or the Guaranteeing Subsidiaries shall have any liability for any obligations of the Issuer or the Guarantors (including each Guaranteeing Subsidiary) under the Notes, any Guarantees, the Security Documents, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(5) Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(6) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(7) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee and the Notes Collateral Agent. The Trustee and the Notes Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary.

(9) Benefits Acknowledged. Each Guaranteeing Subsidiary’s Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guaranteeing Subsidiary acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to this Guarantee are knowingly made in contemplation of such benefits.

(10) Successors. All agreements of each Guaranteeing Subsidiary in this Supplemental Indenture shall bind its respective successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

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(11) Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder shall be bound hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

BCD Battery LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Advanced Power Solutions, LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Battery Components, LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Interstate Battery Holding LLC, as a Guaranteeing Subsidiary

By:	/s/ Claudio Morfe
Name: Claudio Morfe
Title: Vice President and General Counsel

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Battery Group, LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Mexico PS Holding, LLC, as a Guaranteeing Subsidiary

By:	/s/ Michael R. Peterson
Name: Michael R. Peterson
Title: President

[Signature Page to Fourth Secured Supplemental Indenture]

Panther US BidCo LLC, as a Guaranteeing Subsidiary

By:	/s/ Craig Laurie
Name: Craig Laurie
Title: Vice President

[Signature Page to Fourth Secured Supplemental Indenture]

CPS Technology Holdings LLC, as a Guaranteeing Subsidiary

By:	/s/ Kristen Haase
Name: Kristen Haase
Title: Vice President and Secretary

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls APS Production, LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

Johnson Controls Battery Investment, LLC, as a Guaranteeing Subsidiary

By:	/s/ Joseph A. Walicki
Name: Joseph A. Walicki
Title: Manager

[Signature Page to Fourth Secured Supplemental Indenture]

CITIBANK, N.A., as Trustee and Notes Collateral Agent

By:	/s/ Karen Abarca
Name: Karen Abarca
Title: Senior Trust Officer

[Signature Page to Fourth Secured Supplemental Indenture]